UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 10, 2008
_____________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	734 7th Avenue S.W. Calgary, AB T2P 3P8 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events.

On March 10, 2008, the Company announced it has completed its North West Territories Little Chicago “EL 413” Seismic Program for 2008 and the seismic data has been sent for processing. Results are expected in 6 to 8 weeks.

On March 10, 2008, the Company also announced that the first set of lab results relating to the Lucy, B.C. project has been returned to the Company revealing average Total Organic Compounds (TOC) values of 3.68% with peaks of 5.7%. The formation thickness demonstrated by the drilling logs shows approximately 60 meters. The Company will receive additional results as they become available in the near future. Management’s data and calculations suggest 20 BCF of gas per section as a baseline Muskwa resource estimate. Management believes these results are typical for the regional Muskwa shale gas formation.

On March 12, 2008, the Company also announced that the Sofia #2 well in northeastern New Mexico, spudded on March 1, 2008, was drilled to total depth and cased on March 11, 2008. CO2 was encountered in three formations, two of which were the target formations. Well site samples showed 100% quality CO2 from the formations. The drilling rig is moving and will spud the Sofia #1 well within 24 to 36 hours.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits.

99.1 Press release re N.W.T dated March 10, 2008
99.2 Press release re Lucy dated March 10, 2008
99.3 Press release re New Mexico dated March 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK ENERGY, INC.
(Registrant)

Date: March 12, 2008	By:	/s/ William E. Brimacombe
William E. Brimacombe, CFO